Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES—OXLEY ACT OF 2002

In connection with the quarterly Report of REMSleep Holdings, Inc. on Form 10-Q for the quarter ended June 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Sanja Pekovic, Chief Executive Officer and Chief Financial Officer of REMSleep Holdings, Inc., certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

•	the quarterly report on Form 10-Q of the Company for the quarter ended March 31, 2026, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	the information contained in this Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2026

Signed: /s/ Sanja Pekovic
Sanja Pekovic
Chief Executive Officer, Principal Financial Officer and Director
(Principal Executive Officer)